UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        0-11688              95-3889638
          --------                        -------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

     Lakepointe Centre I,
  300 E. Mallard, Suite 300                                         83706
         Boise, Idaho                                               -----
(Address of principal executive                                   (Zip Code)
           offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated April 20, 2004, entitled "AMERICAN ECOLOGY POSTS $3.4 MILLION FIRST QUARTER OPERATING INCOME"


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY POSTS $3.4 MILLION FIRST QUARTER OPERATING INCOME". The press release, dated April 20, 2004, is attached as Exhibit 99 and incorporated by reference herein.




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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMERICAN ECOLOGY CORPORATION
                                           (Registrant)






Date:  April 20, 2004               By: /S/ James R. Baumgardner
                                        ------------------------
                                            James R. Baumgardner
                                            Senior Vice President, Chief
                                            Financial Officer, Secretary
                                            and Treasurer





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                                    EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated April 20, 2004, entitled "AMERICAN ECOLOGY POSTS $3.4 MILLION FIRST QUARTER OPERATING INCOME"





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